Execution Version
AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED LONG-TERM CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED LONG-TERM CREDIT AGREEMENT (this “Amendment”) is made as of May 1, 2026, by and among WHIRLPOOL CORPORATION, a Delaware corporation (“Whirlpool”), WHIRLPOOL EUROPE B.V., a Netherlands private company with limited liability having its corporate seat in Breda, The Netherlands, WHIRLPOOL CANADA HOLDING CO., a Nova Scotia unlimited company(the foregoing entities, together with Whirlpool, the “Borrowers”), the Lenders party hereto (which Lenders constitute the Required Lenders) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Amended Credit Agreement (as defined below).
WITNESSETH
WHEREAS, reference is made to that certain Fifth Amended and Restated Long-Term Credit Agreement, dated as of May 3, 2022, by and among the Borrowers, the other Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).
WHEREAS, pursuant to Section 9.03 of the Credit Agreement, the Borrowers wish to effect certain amendments to the Credit Agreement;
WHEREAS, the Lenders party here, constituting Required Lenders under the Credit Agreement, the Borrowers and the Administrative Agent are willing to agree to the terms of this Amendment and the amendments to the Credit Agreement; and
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1.Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)By adding the following new definitions to Section 1.01 of the Credit Agreement, to appear in proper alphabetical order:
““Amendment No. 1” means that certain Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement, dated as of May 1, 2026, by and among the Borrowers party thereto, the Lenders party thereto and the Administrative Agent.”
““Amendment No. 1 Effective Date” is defined in Amendment No. 1.”

(b)By amending and restating the definition of “Aggregate Commitment” in the Credit Agreement in its entirety as follows:
““Aggregate Commitment” means the aggregate of the Commitments of all the Lenders hereunder (which (x) as of the date of this Credit Agreement and immediately prior to the Amendment No. 1 Effective Date, is $3,500,000,000 and (y) on and after the after the Amendment No. 1 Effective Date, is $2,250,000,000), as amended from time to time pursuant to the terms hereof.”
(c)By amending and restating Section 7.13 of the Credit Agreement as follows:
“Whirlpool shall maintain, as of the last day of each fiscal quarter of Whirlpool (other than the fiscal quarter ended March 31, 2026), an Interest Coverage Ratio of greater than or equal to 3.00 to 1.00.”
(d)By adding the following new Section 8.11 to the Credit Agreement:
“Section 8.11 Refinancing.
The failure of the Borrowers to pay in full all Loans, LOC Obligations, interest, fees and other outstanding Obligations hereunder, terminate all Commitments hereunder and terminate, cash collateralize or otherwise backstop all Letters of Credit hereunder (in a manner reasonably satisfactory to the Issuing Lender thereof), in each case, prior to July 1, 2026.”
(e)Concurrently with the occurrence of the Amendment No. 1 Effective Date, the Aggregate Commitment is hereby automatically reduced to $2,250,000,000 pursuant to Section 2.03(c) of the Credit Agreement (it being understood that any notice requirements of such section are hereby deemed satisfied), with such reduction applied ratably to the Lenders’ Commitments.
Section 2.Amendment No. 1 Effective Date; Conditions Precedent. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment No. 1 Effective Date”):
(a)the Administrative Agent shall have received executed signature pages to this Amendment from each of the Borrowers, the Administrative Agent and the Lenders constituting the Required Lenders;
(b)the Administrative Agent shall have received all expenses relating to the negotiation, execution and delivery of this Amendment and which are required to be paid to such parties pursuant to the terms hereof or of the Amended Credit Agreement for which invoices have been presented by not later than the Business Day prior to the proposed Amendment No. 1 Effective Date; and
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(c)the Administrative Agent shall have received satisfactory evidence that the documentation governing any synthetic leases or similar obligations of Whirlpool or any of its Subsidiaries that contain a financial covenant corresponding to the financial covenant in Section 7.13 of the Credit Agreement shall have been amended in a manner substantially consistent with this Amendment (or with terms more favorable to Whirlpool or such Subsidiary).
For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment No. 1 Effective Date specifying its objection thereto.
Section 3.Representations and Warranties and Reaffirmations of Borrowers. Each of the Borrowers hereby represents and warrants that:
(a)this Amendment and the Credit Agreement as previously executed and as modified hereby constitute its legal, valid and binding obligations enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of money) contained herein or therein may be limited by equitable principles generally and by principles of good faith and fair dealing
(b)immediately after giving effect to this Amendment on the Amendment No. 1 Effective Date, no Default or Unmatured Default has occurred and is continuing; and
(c)the representations and warranties contained in Article 6 of the Credit Agreement are true and correct in all material respects as of the Amendment No. 1 Effective Date (except for (x) the representations and warranties set forth in Sections 6.04, 6.05 and 6.07, which representations and warranties are true and correct as of the respective dates specified therein).
Section 4.Reference to the Effect on the Credit Agreement.
(a)On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified by this Amendment.
(b)Except as specifically modified by clause (a) of this Section 4, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
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(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)Upon satisfaction of the conditions set forth in Section 2 hereof this Amendment shall be binding upon all parties to the Credit Agreement.
(e)This Amendment shall constitute a Loan Document.
Section 5.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 6.Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
Section 7.Reaffirmation. Whirlpool hereby ratifies and reaffirms, after giving effect to this Amendment, its guarantee of the Guaranteed Obligations as provided in Article 4 of the Credit Agreement.
Section 8.No Novation. This Amendment and all other agreements and instruments executed and delivered herewith are not intended to, shall not be construed to, and do not constitute a novation or termination of the Credit Agreement or any other Loan Document nor any of the Obligations, in each case, as in effect prior to the Amendment No. 1 Effective Date.
Section 9.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
WHIRLPOOL CORPORATION

By:     /s/ Scott E. Cartwright        ______
Scott E. Cartwright
Title: Treasurer
2000 North M-63
Benton Harbor, Michigan 49022
Email: ***

WHIRLPOOL EUROPE B.V.

By:     /s/ Scott E. Cartwright
Scott E. Cartwright
Title: Attorney-in-Fact
c/o Whirlpool Corporation
2000 North M-63
Benton Harbor, Michigan 49022
Attn: Treasurer
Email: ***

WHIRLPOOL CANADA HOLDING CO.

By:     /s/ Scott E. Cartwright            __
Name: Scott E. Cartwright
Title:     Treasurer
c/o Whirlpool Corporation
2000 North M-63
Benton Harbor, Michigan 49022
Attn: Treasurer
Email: ***

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By: /s/ Gus Huerta
Name: Gus Huerta
Title: Authorized Officer

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

BNP PARIBAS, as a Lender
By: /s/ Alan Vitulich
Name: Alan Vitulich
Title: Managing Director

By: /s/ Claudia Zarate
Name:Claudia Zarate
Title: Managing Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

CITIBANK, N.A., as a Lender
By: /s/ Yulia Sotneva
Name: Yulia Sotneva
Title: Vice President

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

MIZUHO BANK, LTD., as a Lender
By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Matt Milbourn
Name: Matt Milbourn
Title: Executive Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

Bank of America, N.A., as a Lender
By: /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Managing Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

Goldman Sachs Bank USA, as a Lender
By: /s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

ING Bank N.V., Dublin Branch, as a Lender
By: /s/ Robert O’Donoghue
Name: Robert O’Donoghue
Title: Managing Director

By: /s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

MUFG Bank, Ltd., as a Lender
By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

STANDARD CHARTERED BANK, as a Lender
By: /s/ Josephine Barcelon
Name: Josephine Barcelon
Title: Director, International Corporates

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

The Bank of Nova Scotia, as a Lender
By: /s/ Dhirendra Udharamaney
Name: Dhirendra Udharamaney
Title: Managing Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Bradley Horvath
Name: Bradley Horvath
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]

SOCIÉTÉ GÉNÉRALE, as a Lender
By: /s/ Richard Bernal
Name: Richard Bernal
Title: Managing Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Long-Term Credit Agreement]